UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 25, 2014
Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Level 3 Communications, Inc. ("Level 3" or "the Company") announced that effective with the filing of its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2014, it will change the presentation and classification of certain expense items in the Consolidated Statements of Operations, as described in more detail below. While Level 3 believes that its historical accounting treatment was an acceptable accounting policy under accounting principles generally accepted in the United States, after completing the comment review process with the Staff of the Securities and Exchange Commission, the Company concluded that it will disaggregate "Network Related Expenses" (as defined below) from "Selling, General and Administrative Expenses" in its Consolidated Statements of Operations and change the description of "Cost of Revenue" in its Consolidated Statement of Operations to "Network Access Costs." Level 3 is making this change to provide additional transparency into certain expense items incurred relative to its communication network that are in addition to the network access costs paid to third parties.

Disaggregation of Network Related Expenses; Change in Description of Cost of Revenue to Network Access Costs

Historically, the Company has included "network related expenses" including facility rent, utilities, maintenance and other costs, each related to the operation of Level 3's communications network, as well as salaries, wages and related benefits (including non-cash stock-based compensation expenses) associated with personnel who are responsible for the delivery of services, operation and maintenance of its communications network, and accretion expense on asset retirement obligations, but excluding depreciation and amortization, within the line item "Selling, General and Administrative Expenses" in its Consolidated Statement of Operations. On a going forward basis, these network related expenses will be reported under a separate line item, “Network Related Expenses,” in the Company’s Consolidated Statement of Operations. After the disaggregation is effective, “Selling, General and Administrative Expenses” will include the salaries, wages and related benefits (including non-cash, stock-based compensation expenses) and the related costs of corporate and sales personnel, travel, insurance, non-network related rent, advertising, and other administrative expenses.

In addition, the Company will change the description of “Cost of Revenue” in its Consolidated Statement of Operations to “Network Access Costs.” Network Access Costs will continue to include leased capacity costs, right-of-way costs, access charges, satellite transponder lease costs and other third party costs directly attributable to providing access to customer locations from the Level 3 network. Network Access Costs will continue to exclude Network Related Expenses, and depreciation and amortization. Network Access Costs do not include any employee expenses or impairment expenses; these expenses are allocated to Network Related Expenses or Selling, General and Administrative Expenses.

The changes outlined above do not affect the Company’s previously reported Consolidated Total Costs and Expenses, Operating Income, Net Loss or Loss per Share in the Consolidated Statement of Operations, or any items reported in the Consolidated Balance Sheets, Consolidated Statements of Comprehensive Loss, Cash Flows or Changes in Stockholders’ Equity (Deficit).

The following table reflects on an unaudited basis the change of the description of "Cost of Revenue" to "Network Access Costs" and the disaggregation of "Network Related Expenses" from "Selling, General and Administrative Expenses" for each of the years in the three year period ended December 31, 2013, for the three months ended March 31, 2014 and 2013, and for the three and six months ended June 30, 2014 and 2013 in the Consolidated Statements of Operations, assuming the changes discussed above were in effect for the entire period reported below.

Level 3 Communications, Inc.
(unaudited)

(dollars in millions)	As Previously Reported	Adjustment	Revised Reporting (1)

Year Ended December 31, 2013
Cost of Revenue	$2,471	$(2,471)	$—
Network Access Costs	—	2,471	2,471
Network Related Expenses	—	1,214	1,214
Selling, General and Administrative Expenses	2,376	(1,214)	1,162
Total Costs and Expenses	5,647	—	5,647

Year Ended December 31, 2012
Cost of Revenue	$2,602	$(2,602)	$—
Network Access Costs	—	2,602	2,602
Network Related Expenses	—	1,249	1,249
Selling, General and Administrative Expenses	2,450	(1,249)	1,201
Total Costs and Expenses	5,801	—	5,801

Year Ended December 31, 2011
Cost of Revenue	$1,706	$(1,706)	$—
Network Access Costs	—	1,706	1,706
Network Related Expenses	—	910	910
Selling, General and Administrative Expenses	1,770	(910)	860
Total Costs and Expenses	4,281	—	4,281

Three Months Ended March 31, 2014
Cost of Revenue	$614	$(614)	$—
Network Access Costs	—	614	614
Network Related Expenses	—	292	292
Selling, General and Administrative Expenses	547	(292)	255
Total Costs and Expenses	1,345	—	1,345

Three Months Ended March 31, 2013
Cost of Revenue	$629	$(629)	$—
Network Access Costs	—	629	629
Network Related Expenses	—	302	302
Selling, General and Administrative Expenses	599	(302)	297
Total Costs and Expenses	1,422	—	1,422

Three Months Ended June 30, 2014
Cost of Revenue	$613	$(613)	$—
Network Access Costs	—	613	613
Network Related Expenses	—	302	302
Selling, General and Administrative Expenses	569	(302)	267
Total Costs and Expenses	1,369	—	1,369

Three Months Ended June 30, 2013
Cost of Revenue	$616	$(616)	$—
Network Access Costs	—	616	616
Network Related Expenses	—	300	300
Selling, General and Administrative Expenses	610	(300)	310
Total Costs and Expenses	1,425	—	1,425

Six Months Ended June 30, 2014
Cost of Revenue	$1,227	$(1,227)	$—
Network Access Costs	—	1,227	1,227
Network Related Expenses	—	594	594
Selling, General and Administrative Expenses	1,116	(594)	522
Total Costs and Expenses	2,714	—	2,714

Six Months Ended June 30, 2013
Cost of Revenue	$1,245	$(1,245)	$—
Network Access Costs	—	1,245	1,245
Network Related Expenses	—	602	602
Selling, General and Administrative Expenses	1,209	(602)	607
Total Costs and Expenses	2,847	—	2,847
(1) The description of "Cost of Revenue" has been changed to "Network Access Costs" and the presentation of "Network Related Expenses" has been disaggregated from "Selling, General and Administrative Expenses" in the Consolidated Statements of Operations.

Non-GAAP Metrics

Consistent with the change in the description of Cost of Revenue to Network Access Costs that is described above, the Company will eliminate certain of its Non-GAAP Metric disclosures in its future earnings releases that were previously referred to as “Gross Margin” or “Gross Margin Percentage.” Going forward, the Company expects to report in its earnings releases “Network Access Margin” and “Network Access Margin Percentage” to provide investors with a measure of the efficiency of the Level 3 network, and as an indication of what drives management's capital expenditure decisions that are needed to deliver operating results.

The following outlines the description and reconciliation of financial measures as reported under accounting principles generally accepted in the United States (GAAP) with those financial measures as adjusted by the items detailed below that will be presented in the Company’s earnings releases. These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP. The Company believes that the supplemental presentation of these calculations will provide meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis.

Network Access Margin ($) is defined as total Revenue less Network Access Costs from the Consolidated Statements of Operations, and excludes Network Related Expenses.

Network Access Margin (%) is defined as Network Access Margin ($) divided by total Revenue. Management believes that network access margin is a relevant metric to provide to investors, as it is a metric that management uses to measure the margin available to the company after it pays third party network services costs; in essence, a measure of the efficiency of the company’s network.

Consolidated Revenue is defined as total revenue from the Consolidated Statements of Operations.

Core Network Services Revenue includes revenue from colocation and datacenter services, transport and fiber, IP and data services, and voice services (local and enterprise).

Network Access Costs includes leased capacity, right-of-way costs, access charges, satellite transponder lease costs and other third party costs directly attributable to providing access to customer locations from the Level 3 network, but excludes Network Related Expenses, and depreciation and amortization. Network Access Costs do not include any employee expenses or impairment expenses; these expenses are allocated to Network Related Expenses or Selling, General and Administrative Expenses.

Network Related Expenses includes certain expenses associated with the delivery of services to customers and the operation and maintenance of the Level 3 network, such as facility rent, utilities, maintenance and other costs, each related to the operation of its communications network, as well as salaries, wages and related benefits (including non-cash stock-based compensation expenses) associated with personnel who are responsible for the delivery of services, operation and maintenance of its communications network, and accretion expense on asset retirement obligations, but excludes depreciation and amortization.

The following table reconciles Network Access Margin to Net Income (Loss):

Reconciliation of Network Access Margin to Net Income (Loss)

	Year Ended December 31,
(dollars in millions)	2013	2012	2011
Network Access Margin	$3,842	$3,774	$2,627

Network Related Expenses	1,214	1,249	910
Depreciation and Amortization	800	749	805
Selling, General and Administrative Expenses	1,162	1,201	860
Operating Income	666	575	52
Total Other Expense	(737)	(949)	(838)
Income Tax Expense	(38)	(48)	(41)
Income from Discontinued Operations, net	—	—	71
Net Loss	$(109)	$(422)	$(756)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

By: /s/ Eric J. Mortensen
Eric J. Mortensen, Senior Vice President and Controller

Date: September 25, 2014